Project Mountain UPDATED PRESENTATION TO THE FINANCE AND STRATEGIC PLANNING COMMITTEE Exhibit (c)(iii) SEPTEMBER 6, 2019 | CONFIDENTIAL – FINAL DRAFT

CONFIDENTIAL -
FINAL DRAFT
Table of Contents

1.
Executive Summary and Selected Changes Since Prior Discussion
Materials
2.
Financial Analyses
3.
Selected Public Market Information
4.
Appendices
Weighted Average Cost of Capital Calculations
Illustrative Summary of Selected Implied Premiums Paid Observations
Glossary of Selected Terms
5.
Disclaimer

1. Executive Summary and Selected Changes Since Prior Discussion Materials 2. Financial Analyses 3. Selected Public Market Information 4. Appendices 5. Disclaimer

CONFIDENTIAL -
FINAL DRAFT
As of September 3, 2019, the closing price of Poconos’ common stock traded up ~24.8% versus the closing price on August 20, 2019, resulting in increased public implied trading multiples despite no change to analyst estimates.
Selected Changes from August 23, 2019 Discussion Materials
Selected Poconos Market Data Comparison
Since the preliminary financial analyses discussion materials dated August 23, 2019, the following updates have been made:
Stock prices and other publicly available financial information for the selected companies have been updated to market close as of September 3, 2019;
For the Selected Companies Analyses:
For
the
Discounted
Cash
Flow
Analysis
–
Existing
Capital
Structure:
Additional selected changes from the August 23, 2019 discussion materials follow on subsequent pages.
1. Based on publicly available information, analyst estimates and market data as of applicable date.
Sources: Bloomberg, Capital IQ and public filings.
(dollars in actuals)

Per discussions with Poconos management, we understand that the Company has previously been in negotiations to potentially refinance its existing term loan facility. To reflect the potential impact of such a change, draft terms associated with such a facility and associated changes to the Company’s capital structure have been incorporated into a newly-added discounted cash flow analysis approach termed “Discounted Cash Flow Analysis – Potential Refinancing.” Projected unlevered cash flows were unaffected by this change; only weighted average cost of capital calculations were altered in the newly added case. We understand that the probability of such a refinancing taking place is low.
Selected LTM Ended 6/30/19 and CY 2019E Enterprise Value / Adjusted EBITDA multiple ranges remained unchanged at 3.25x – 4.25x and 3.00x – 4.00x, respectively.
The selected CY 2020E Enterprise Value / Adjusted EBITDA multiple range was increased by 0.25x from 2.00x – 2.75x to 2.25x – 3.00x in response to certain observed market multiple movements. As a result of this change, the associated implied per share reference range increased to $21.77 – $30.58 from $18.84 – $27.65 in the
August 23, 2019 discussion materials, a change of $2.93 – $2.93 or approximately 15.6% – 10.6%
There were no changes to (i) the selected terminal multiple range of 2.25x – 2.75x or (ii) the selected discount rate range of 12.50% - 13.50%. The date to which future cash flows were discounted was changed from September 15, 2019 to September 6, 2019 to reflect revised timing of Houlihan Lokey’s final analyses, resulting in an implied per share reference range of $24.45 – $30.15 versus $24.65 – $30.36 previously for a decrease of $0.20 – $0.21 or 0.8% – 0.7%.
As of
As of
Change
8/20/19
9/3/19
%
Closing Share Price
$13.70
$17.10
$3.40
24.8%
Selected VWAPs
5-Day
$12.31
$16.23
$3.92
31.8%
10-Day
$12.13
$15.78
$3.65
30.1%
30-Day
$15.48
$14.75
($0.73)
-4.7%
60-Day
$18.96
$18.74
($0.22)
-1.2%
90-Day
$19.45
$19.30
($0.15)
-0.8%
Since Re-Listing
$19.26
$19.14
($0.12)
-0.6%
Implied Trading Multiples [1]
LTM Ended 6/30/19 Adjusted EBITDA
2.5x
2.9x
0.5x
18.5%
CY 2019E Adjusted EBITDA
2.3x
2.7x
0.4x
18.5%
CY 2020E Adjusted EBITDA
2.1x
2.5x
0.4x
18.5%

CONFIDENTIAL -
FINAL DRAFT
Since August 20, 2018, the date for which market data was incorporated in the prior discussion materials dated August 23, 2019, market performance has been largely flat but for (i) the Company’s common stock price (up 24.8%) and (ii) selected Well Services companies
(down 19.9%).
Selected Changes from August 23, 2019 Discussion Materials
Stock Price Movements
Note: No company shown for comparative purposes is identical to Poconos.
1.
Drilling
Services
includes
Ensign
Energy
Services
Inc.;
Helmerich
&
Payne,
Inc.;
Independence
Contract
Drilling,
Inc.;
Nabors
Industries
Ltd.;
Patterson-UTI
Energy,
Inc.;
PHX
Energy
Services
Corp.;
and
Precision
Drilling Corporation.
2.
Well Services includes Basic Energy Services, Inc.; Frank’s International N.V.; Key Energy Services, Inc.; KLX Energy Services Holdings, Inc.; and Superior Energy Services.
Source: Capital IQ as of 9/3/19.
70%
80%
90%
100%
110%
120%
130%
8/20/19
8/22/19
8/24/19
8/26/19
8/28/19
8/30/19
9/1/19
9/3/19
-4.0%
0.2%
24.8%
-3.5%
-19.9%

Poconos
Drilling Services [1]
Well Services [2]
S&P 500 Index
Oilfield Services Index (OSX)
Strongly negative Well Services indexed price performance over the aforementioned August 20, 2019 to September 3, 2019 period was driven by declines across the peer set, the most prominent of which were Superior Energy Services (down 40.6%) and Key
Energy Services, Inc. (down 22.3%).

CONFIDENTIAL -
FINAL DRAFT
5.4x
5.6x
3.7x
5.0x
3.4x
4.1x
4.7x
5.8x
NMF
NMF
3.7x
2.2x
5.4x
5.2x
3.6x
4.7x
3.4x
4.3x
4.7x
5.6x
NMF
NMF
3.7x
2.0x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
ESI
HP
ICD
NBR
PTEN
PHX
PD
BAS
FI
KEG
KLXE
SPN
Pricing As of 8/20/19
Pricing As of 9/3/19
Selected Changes from August 23, 2019 Discussion Materials
Enterprise Value / LTM Adjusted EBITDA Market Multiple Movements
Despite disparate share price movements since August 20, 2019, median EV / LTM adjusted EBITDA multiples for all selected companies are effectively flat, increasing slightly by 0.1x to 4.5x as of September 3, 2019. Mean multiples remained unchanged at 4.3x.
Enterprise Value / LTM Adjusted EBITDA
Drilling Services
8/20/19
9/3/19
Median
4.7x
4.7x
Mean
4.5x
4.5x
Note: No company shown for comparative purposes is identical to Poconos. Refer to Glossary for full company names.
Source: Capital IQ.
Well Services
8/20/19
9/3/19
Median
3.7x
3.7x
Mean
3.9x
3.8x

CONFIDENTIAL -
FINAL DRAFT
4.9x
5.5x
3.6x
4.8x
4.0x
3.8x
4.7x
4.8x
14.1x
NMF
2.8x
2.7x
4.9x
5.2x
3.6x
4.6x
4.0x
4.0x
4.9x
4.7x
13.0x
NMF
3.4x
2.4x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
ESI
HP
ICD
NBR
PTEN
PHX
PD
BAS
FI
KEG
KLXE
SPN
Pricing As of 8/20/19
Pricing As of 9/3/19
Selected Changes from August 23, 2019 Discussion Materials
Enterprise Value / CY 2019E Adjusted EBITDA Market Multiple Movements
EV / CY 2019E Adjusted EBITDA multiples are minimally changed since August 20, 2019 in the aggregate, with both the median and mean multiple for all selected companies decreasing by 0.1x to 4.6x and 5.0x, respectively.
Enterprise Value / CY 2019E Adjusted EBITDA
Drilling Services
8/20/19
9/3/19
Median
4.7x
4.6x
Mean
4.5x
4.4x
Note: No company shown for comparative purposes is identical to Poconos. Refer to Glossary for full company names.
Source: Capital IQ.
Well Services
8/20/19
9/3/19
Median
3.8x
4.0x
Mean
6.1x
5.9x
Upward-revised
CY
2019E
adjusted
EBITDA
estimates
resulted
in
a
reduced
observed
FI
trading
multiple,
despite
a
moderate
common
stock
price
decline
of
7.9%

CONFIDENTIAL -
FINAL DRAFT
4.6x
5.6x
2.2x
4.3x
4.1x
3.4x
4.4x
3.4x
9.2x
9.4x
2.5x
2.4x
4.7x
5.3x
2.9x
4.2x
4.1x
3.6x
4.5x
3.3x
8.6x
10.8x
3.2x
2.2x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
ESI
HP
ICD
NBR
PTEN
PHX
PD
BAS
FI
KEG
KLXE
SPN
Pricing As of 8/20/19
Pricing As of 9/3/19
Selected Changes from August 23, 2019 Discussion Materials
Enterprise Value / CY 2020E Adjusted EBITDA Market Multiple Movements
Although certain selected companies saw movement in their EV / CY 2020E Adjusted EBITDA multiples, the median and mean multiple for all selected companies were largely flat, with the former down by 0.1x to 4.1x and the latter up by 0.2x to 4.8x.
Enterprise Value / CY 2020E Adjusted EBITDA
Drilling Services
8/20/19
9/3/19
Median
4.3x
4.2x
Mean
4.1x
4.2x
Note: No company shown for comparative purposes is identical to Poconos. Refer to Glossary for full company names.
Source: Capital IQ.
Well Services
8/20/19
9/3/19
Median
3.4x
3.3x
Mean
5.4x
5.6x
KEG’s
reduced
CY
2020E
adjusted
EBITDA
forecast
contributed
to
a
meaningfully
higher
trading
multiple
despite
a
material
share
price
decline

CONFIDENTIAL -
FINAL DRAFT
Selected Changes from August 23, 2019 Discussion Materials
Weighted Average Cost of Capital Calculations
The
following
market
changes
to
the
weighted
average
cost
of
capital
computations
and
associated
analyses
have
resulted
since
the
prior
discussion
materials:
The
computed
WACC
in
the
Discounted
Cash
Flow
Analysis
–
Existing
Capital
Structure
case
remained
at
13.0%,
with
an
identical
cost
of
capital
range
of
12.5% to 13.5% selected.
In the
newly
added
Discounted
Cash
Flow
Analysis
–
Potential
Refinancing
case,
a
WACC
of
12.3%
was
calculated,
which
represents
the
average
of
the
computed weighted average cost of capital indications derived from the capital structures and implied yields resulting from the latest counterparty offer and
Company management counteroffer terms. A Potential Refinancing cost of capital range of 11.75% to 12.75% was then selected.
In both cases, (i) the selected risk-free rate (the 20-year U.S. Treasury bond yield) decreased by 0.07% from 1.84% to 1.77%; (ii) the selected size premium of 2.46% remained unchanged; and (iii) the selected unlevered beta of 1.20 remained unchanged.
Change in Betas of Selected Companies
Note: No company used in this calculation for comparative purposes is identical to Poconos.
1.
Per discussions with Poconos management, we understand that the Company has previously been in negotiations to potentially refinance its existing term loan facility. We understand the probability of such a refinancing taking place is low.
2.
Based on actual levered beta per Bloomberg 5-year weekly as of applicable date.
3.
Unlevered
Beta
=
Levered
Beta/(1
+
((1
–
tax
rate)
*
Dd
to
Equity
Market
Value)
+
(Dnd
to
Equity
Market
Value)
+
(Pfd.
Stock
to
Equity
Market
Value)).
4.
Enterprise
Value
adjusted
for
market
value
of
debt
as
of
applicable
date.
Untraded
debt
or
debt
for
which
pricing
information
was
unavailable
was
not
adjusted.
*   Excluded from summary statistics.
Sources: Bloomberg and Capital IQ.
Limited changes in selected company
betas were observed over the period
August 20, 2019 to September 3,
2019

Pricing As of 8/20/19
Pricing As of 9/3/19
Change Versus Prior Materials
Levered
Unlevered
Levered
Unlevered
Levered
Unlevered
Beta [2]
Beta [3]
Beta [2]
Beta [3]
Beta [2]
Beta [3]
Drilling Services
Ensign Energy Services Inc.
1.55
0.41
1.55
0.42
(0.00)
0.01
Helmerich & Payne, Inc.
1.40
1.29
1.41
1.29
0.00
(0.00)
Independence Contract Drilling, Inc.
1.52
0.69
1.52
0.67
0.00
(0.02)
Nabors Industries Ltd. [4]
1.96
0.47
1.97
0.41
0.01
(0.06)
Patterson-UTI Energy, Inc.
1.65
1.10
1.65
1.10
0.00
0.01
PHX Energy Services Corp.
2.53
2.27
2.53
2.28
(0.00)
0.01
Precision Drilling Corporation [4]
2.69
0.85
2.69
0.84
(0.01)
(0.01)
25th Percentile
1.53
0.58
1.54
0.54
0.00
(0.04)
Median
1.65
0.85
1.65
0.84
0.00
(0.01)
Mean
1.90
1.01
1.90
1.00
0.00
(0.01)
75th Percentile
2.25
1.20
2.25
1.20
0.01
0.00
Well Services
Basic Energy Services, Inc. [4]
2.14
0.31
*
2.14
0.28
*
0.01
(0.03)
Frank's International N.V.
1.47
1.47
*
1.46
1.46
*
(0.01)
(0.01)
Key Energy Services, Inc.
2.76
0.29
*
2.79
0.23
*
0.02
(0.06)
KLX Energy Services Holdings, Inc.
0.83
0.51
*
0.90
0.52
*
0.07
0.01
Superior Energy Services, Inc. [4]
2.28
0.23
*
2.29
0.15
*
0.00
(0.08)
25th Percentile
1.47
NA
1.46
NA
(0.01)
NA
Median
2.14
NA
2.14
NA
0.01
NA
Mean
1.90
NA
1.92
NA
0.02
NA
75th Percentile
2.28
NA
2.29
NA
0.00
NA
All Selected Companies
25th Percentile
1.51
0.58
1.51
0.54
(0.00)
(0.04)
Median
1.81
0.85
1.81
0.84
0.01
(0.01)
Mean
1.90
1.01
1.91
1.00
0.01
(0.01)
75th Percentile
2.34
1.20
2.35
1.20
0.00
0.00
1

Selected Companies
Adjusted EBITDA
Discounted Cash Flow ("DCF")
Terminal Multiple

HOULIHAN LOKEY

CONFIDENTIAL -
FINAL DRAFT
Financial Analyses Summary
Note: No particular weight attributed to any analysis.
Note: Shares and dilutive securities per Poconos management and public filings. Includes (i) 15.0 million shares outstanding as of 6/30/19 and (ii) dilutive impact of 2.6 million warrants, to the extent in-the-money.
Does
not
include
dilutive
impact
of
0.4
million
unvested
options
and
0.4
million
unvested
restricted
stock
units,
per
Poconos
management.
1. Current Poconos per share price as of 9/3/19.
2. Post-restructuring intra-day high Poconos per share price observed on 5/9/19. As of 9/3/19.
3. Per discussions with Poconos management, we understand that the Company has previously been in negotiations to potentially refinance its existing term loan facility. We understand the probability of such a refinancing taking place is low.
Sources: Poconos projections per Poconos management, public filings and Capital IQ.
Poconos Implied Per Share Value Reference Range
LTM Ended
6/30/19
3.25x –
4.25x
CY 2019E
3.00x –
4.00x
CY 2020E
2.25x –
3.00x
Existing
Capital
Structure
Terminal Multiple:
2.25x –
2.75x
WACC:
12.50% –
13.50%
Potential
Refinancing³
Terminal Multiple:
2.25x –
2.75x
WACC:
11.75% –
12.75%
Current Poconos
Per Share Price
: $17.10
(dollars in actuals)
Post-Restructuring Poconos High
Share Price
: $24.09
Newly Added
Metric Increased by 0.25x

1
2
$24.86
$24.45
$21.77
$19.94
$19.33
$30.66
$30.15
$30.58
$28.14
$26.71
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00

1. Executive Summary and Selected Changes Since Prior Discussion Materials 2. Financial Analyses 3. Selected Public Market Information 4. Appendices 5. Disclaimer

CONFIDENTIAL -
FINAL DRAFT
Financial Analyses Summary
(dollars in millions)
Note: No particular weight was attributed to any analysis.
1.
Per discussions with Poconos management, we understand that the Company has previously been in negotiations to potentially refinance its existing term loan facility. We understand the probability of such a refinancing taking place is low.
2.
Includes restricted cash balance of ~$2.0 million as of 6/30/19 returned to unrestricted cash and cash equivalents in August 2019 due to lower than expected payments for professional fees incurred in connection with corporate restructuring, per Poconos management.
3.
Shares and dilutive securities per Poconos management and public filings. Includes (i) 15.0 million shares outstanding as of 6/30/19 and (ii) dilutive impact of 2.6 million warrants, to the extent in-the-money. Does not include dilutive impact of 0.4 million unvested options and 0.4 million unvested restricted stock units, per Poconos management.
Sources: Poconos historical financials and projections per Poconos management and public filings.

Selected Companies
Selected Companies
Selected Companies
Discounted Cash Flow
Discounted Cash Flow
Analysis
Analysis
Analysis
Analysis
Analysis
LTM Ended 6/30/19
CY 2019E
CY 2020E
Terminal Multiple
Terminal Multiple
Adjusted EBITDA
Adjusted EBITDA
Adjusted EBITDA
2.25x
--
2.75x
2.25x
--
2.75x
WACC -
Existing Capital Structure
WACC -
Potential Refinancing [1]
Corresponding Base Amount
$111.0
$123.4
$176.7
12.50%
--
13.50%
11.75%
--
12.75%
Selected Multiples Range
3.25x
--
4.25x
3.00x
--
4.00x
2.25x
--
3.00x
Implied Enterprise Value Reference Range
$360.8
--
$471.8
$370.1
--
$493.4
$397.6
--
$530.1
$437.8
--
$523.7
$444.0
--
$531.2
Cash and Cash Equivalents as of 6/30/19 [2]
141.1
--
141.1
141.1
--
141.1
141.1
--
141.1
141.1
--
141.1
141.1
--
141.1
Implied Total Enterprise Value Reference Range
$501.9
--
$612.9
$511.2
--
$634.5
$538.7
--
$671.2
$579.0
--
$664.8
$585.1
--
$672.4
Total Debt as of 6/30/19
(211.1)
--
(211.1)
(211.1)
--
(211.1)
(211.1)
--
(211.1)
(211.1)
--
(211.1)
(211.1)
--
(211.1)
Implied Total Equity Value Reference Range
$290.8
--
$401.8
$300.1
--
$423.4
$327.6
--
$460.1
$367.8
--
$453.6
$374.0
--
$461.2
Shares Outstanding [3]
15.0
--
15.0
15.0
--
15.0
15.0
--
15.0
15.0
--
15.0
15.0
--
15.0
Implied Per Share Value Reference Range
$19.33
--
$26.71
$19.94
--
$28.14
$21.77
--
$30.58
$24.45
--
$30.15
$24.86
--
$30.66

CONFIDENTIAL -
FINAL DRAFT
Selected Historical and Projected Financial Data
(dollars in millions)
1.
Includes
professional
fees,
backstop
premium,
fresh-start
adjustments
and
other
items
associated
with
Poconos'
restructuring,
per
Poconos
management.
Does
not
include
separately
disclosed
reorganization
items.
2.
Reflects total adjustments other than restructuring charges separately disclosed above.
3.
CY 2019 adjustments assume no additional adjustments incurred during remainder of CY. Total Adjustments:
4.
Excludes restricted cash from computations, as applicable.
5.
Consists of (i) gain on settlement of liabilities subject to compromise and (ii) fresh start revaluation gain,  per Poconos management.
Source: Poconos historical financials and projections per Poconos management.

Calendar Year Ended December 31,
LTM Ended
Calendar Year Ending December 31,
CAGR
2016
2017
2018
6/30/2019
2019E
2020E
2021E
2018 to 2021E
International & Alaska Drilling
$287.3
$247.3
$213.4
$249.5
$272.4
$296.1
$336.9
U.S. (Lower 48) Drilling
5.4
12.4
11.7
26.2
44.7
39.8
48.9
International Rental Tools Services
62.6
60.9
79.2
85.0
95.4
107.0
114.7
U.S. Rental Tools Services
71.6
121.9
176.5
205.2
199.4
230.6
245.0
Total Revenue
$427.0
$442.5
$480.8
$566.0
$611.8
$673.5
$745.6
15.7%
Growth %
3.6%
8.7%
27.2%
10.1%
10.7%
International & Alaska Drilling Operating Expenses
(222.8)
(206.6)
(199.3)
(227.2)
(240.9)
(234.7)
(263.9)
U.S. (Lower 48) Drilling Operating Expenses
(19.7)
(19.5)
(19.7)
(28.2)
(40.6)
(35.2)
(39.6)
International Rental Tools Services Operating Expenses
(69.7)
(66.6)
(75.3)
(78.6)
(83.8)
(89.6)
(92.8)
U.S. Rental Tools Services Operating Expenses
(50.2)
(62.8)
(83.9)
(94.4)
(95.1)
(106.5)
(113.6)
Total Operating Expenses
(362.5)
(355.5)
(378.1)
(428.5)
(460.4)
(466.0)
(509.8)
Total Gross Profit
$64.5
$87.0
$102.7
$137.5
$151.5
$207.5
$235.8
31.9%
Margin %
15.1%
19.7%
21.4%
24.3%
24.8%
30.8%
31.6%
Corporate General & Administrative Expenses
(34.3)
(25.7)
(24.5)
(26.5)
(28.1)
(30.8)
(32.0)
Restructuring Charges [1]
0.0
0.0
(24.0)
(63.9)
(42.5)
0.0
0.0
Other One-Time Items [2]
(1.6)
(4.8)
(52.4)
(103.4)
(51.1)
0.0
0.0
EBITDA
$28.5
$56.6
$1.7
($56.2)
$29.7
$176.7
$203.8
392.1%
Margin %
6.7%
12.8%
0.4%
-9.9%
4.9%
26.2%
27.3%
Growth %
98.2%
-97.0%
NMF
NMF
15.3%
Total Adjustments [3]
1.6
4.8
76.5
167.2
93.6
0.0
0.0
Adjusted EBITDA
$30.2
$61.4
$78.2
$111.0
$123.4
$176.7
$203.8
37.6%
Margin %
7.1%
13.9%
16.3%
19.6%
20.2%
26.2%
27.3%
Growth %
103.5%
27.4%
57.8%
43.3%
15.3%
Depreciation & Amortization
(139.8)
(122.4)
(107.5)
(97.4)
(87.5)
(90.0)
(102.3)
Adjusted EBIT
($109.6)
($61.0)
($29.4)
$13.7
$35.8
$86.7
$101.5
NMF
Margin %
-25.7%
-13.8%
-6.1%
2.4%
5.9%
12.9%
13.6%
Growth %
-44.4%
-51.9%
NMF
142.1%
17.1%
Additional Financial Information
Capital Expenditures
$29.0
$54.5
$70.6
$72.3
$91.8
$104.3
$109.5
Net Working Capital [4]
$63.7
$72.6
$113.5
$81.0
$87.4
$125.4
$148.1
Change in Net Working Capital
($8.9)
($40.9)
$26.1
($38.1)
($22.7)
Asset Impairment
($0.0)
$1.9
$50.7
$50.7
$0.0
$0.0
$0.0
Loss (Gain) on Disposition of Assets
1.6
2.9
1.7
1.3
(0.3)
0.0
0.0
Restructuring Charges [1]
0.0
0.0
24.0
63.9
42.5
0.0
0.0
Reorganization Items [5]
0.0
0.0
0.0
51.4
51.4
0.0
0.0
Total Adjustments
$1.6
$4.8
$76.5
$167.2
$93.6
$0.0
$0.0

CONFIDENTIAL -
FINAL DRAFT
Selected Companies Analysis
(dollars in millions, except per share values)
Note: No company used in this analysis for comparative purposes is identical to Poconos.
1.
Enterprise
Value
equals
equity
market
value
+
debt
outstanding
+
preferred
stock
+
minority
interests
–
cash
and
cash
equivalents.
2.
Based on closing prices as of 9/3/19.
3.
Based on diluted shares.
4.
Multiples based on forward looking financial information may have been calendarized to Poconos’ fiscal year end of December 31st.
5.
Enterprise Value adjusted for market value of debt as of 9/3/19. Untraded debt or debt for which pricing information was unavailable was not adjusted.
6.
Based on publicly available information, analyst estimates and market data as of 9/3/19.
Sources: Bloomberg, Capital IQ and public filings.
Share
Equity Market
Enterprise
Enterprise Value [1] to Adjusted EBITDA
Price [2]
Value [2,3]
Value [2,3]
LTM
CY 2019E [4]
CY 2020E [4]
Drilling Services
Ensign Energy Services Inc.
$2.26
$362.9
$1,583.1
5.4x
4.9x
4.7x
Helmerich & Payne, Inc.
$36.36
4,023.9
4,135.0
5.2x
5.2x
5.3x
Independence Contract Drilling, Inc.
$1.03
79.3
199.2
3.6x
3.6x
2.9x
Nabors Industries Ltd. [5]
$1.67
618.2
3,777.6
4.7x
4.6x
4.2x
Patterson-UTI Energy, Inc.
$8.44
1,739.8
2,604.0
3.4x
4.0x
4.1x
PHX Energy Services Corp.
$2.00
121.8
133.4
4.3x
4.0x
3.6x
Precision Drilling Corporation [5]
$1.21
375.1
1,404.3
4.7x
4.9x
4.5x
Low
3.4x
3.6x
2.9x
High
5.4x
5.2x
5.3x
Median
4.7x
4.6x
4.2x
Mean
4.5x
4.4x
4.2x
Well Services
Basic Energy Services, Inc. [5]
$1.32
$35.7
$244.4
5.6x
4.7x
3.3x
Frank's International N.V.
$4.22
962.7
792.7
NMF
13.0x
8.6x
Key Energy Services, Inc.
$1.01
21.4
233.8
NMF
NMF
10.8x
KLX Energy Services Holdings, Inc.
$9.78
255.0
404.9
3.7x
3.4x
3.2x
Superior Energy Services, Inc. [5]
$0.28
44.9
635.5
2.0x
2.4x
2.2x
Low
2.0x
2.4x
2.2x
High
5.6x
13.0x
10.8x
Median
3.7x
4.0x
3.3x
Mean
3.8x
5.9x
5.6x
All Selected Companies
Low
2.0x
2.4x
2.2x
High
5.6x
13.0x
10.8x
Median
4.5x
4.6x
4.1x
Mean
4.3x
5.0x
4.8x
Poconos [6]
$17.10
$257.3
$327.3
2.9x
##
2.7x
##
2.5x

CONFIDENTIAL -
FINAL DRAFT
$3,132.6
$3,043.4
$2,846.3
$1,263.0
$1,201.3
$566.0
$264.2
$235.2
$2,015.9
$863.7
$607.1
$574.9
$566.0
$474.2
0
0
0
0
0
0
0
0
0
0
0
0
0
0
NBR
PTEN
HP
ESI
PD
Poconos
PHX
ICD
SPN
BAS
KLXE
FI
Poconos
KEG
Selected Benchmarking Data
LTM Total Revenue
CY 2019E Adjusted EBITDA to CY 2019E Revenue
Note: No company shown for comparative purposes is identical to Poconos. Refer to Glossary for full company names.
Sources: Capital IQ, Bloomberg, public filings, press releases and Poconos historical financials and projections per Poconos management.
(dollars in millions)
$1,375.3
$1,033.4
18.4%
21.5%
Well Services
Drilling Services
Median
Mean

28.7%
26.6%
25.8%
25.7%
25.1%
24.3%
20.2%
12.7%
20.2%
18.6%
15.1%
9.9%
6.9%
1.0%
0
0
0
0
0
0
0
0
0
0
0
0
0
0
HP
ICD
NBR
ESI
PTEN
PD
Poconos
PHX
Poconos
KLXE
SPN
FI
BAS
KEG

CONFIDENTIAL -
FINAL DRAFT
Selected Benchmarking Data (cont.)
Note: No company shown for comparative purposes is identical to Poconos. Refer to Glossary for full company names.
Sources: Capital IQ, Bloomberg, public filings, press releases and Poconos historical financials and projections per Poconos management.
CY 2019E to CY 2020E Adjusted EBITDA Growth
LTM Capital Expenditures to LTM Adjusted EBITDA
14.9%
10.3%
117.5%
70.0%
Well Services
Drilling Services
Median
Mean

43.3%
22.2%
10.9%
10.3%
7.9%
5.3%
-1.1%
-2.5%
51.6%
43.3%
42.8%
11.2%
5.4%
NMF
0
0
0
0
0
0
0
0
0
0
0
0
0
0
Poconos
ICD
NBR
PHX
PD
ESI
HP
PTEN
FI
Poconos
BAS
SPN
KLXE
KEG
28.9%
43.6%
65.2%
65.6%
68.7%
71.3%
85.4%
114.4%
56.0%
65.2%
96.8%
162.1%
186.4%
430.4%
0
0
0
0
0
0
0
0
0
0
0
0
0
0
ESI
PD
Poconos
NBR
HP
PTEN
ICD
PHX
SPN
Poconos
KLXE
BAS
FI
KEG

CONFIDENTIAL -
FINAL DRAFT
55.9%
52.4%
44.5%
32.9%
29.5%
7.9%
0.3%
0.0%
55.9%
46.8%
17.9%
0.0%
0.0%
0.0%
0
0
0
0
0
0
0
0
0
0
0
0
0
0
Poconos
NBR
PD
ESI
PHX
HP
PTEN [1]
ICD
Poconos
FI
SPN
BAS
KEG
KLXE
Selected Benchmarking Data (cont.)
Note: No company shown for comparative purposes is identical to Poconos. Refer to Glossary for full company names.
1. Displayed information is as of 12/31/18, which reflects the latest available detail.
2. International rig count includes rigs deployed in Alaska, per public filings.
Sources: Capital IQ, Bloomberg, public filings, press releases and Poconos historical financials per Poconos management.
LTM International Revenue to LTM Total Revenue
International Drilling Rig Count to Total Rig Count
19.4%
12.9%
31.8%
29.8%
Well Services
Drilling Services
Median
Mean

74.7%
65.5%
54.4%
50.4%
9.2%
2.4%
0.0%
NA
PD [1]
Poconos [2]
ESI
NBR [2]
HP
PTEN [1]
ICD
PHX

CONFIDENTIAL -
FINAL DRAFT
Discounted Cash Flow Analysis
Discounted Cash Flow Analysis –
Existing Capital Structure
(dollars in millions)
Note: Present values as of 9/6/19; mid-year convention applied. Refer to WACC calculation for derivation of discount rate.
1.
Represents 3.8 months of projected quarterly financial information.
2.
Projected taxes per Poconos management. Terminal year tax rate at 22.5%, per Poconos management.
3.
Reflects portion of other minor operating cash flow items not attributable to change in net working capital, per Poconos management.
4.
Implied from corresponding discount rate and 2021E Adjusted EBITDA multiple.
Source: Poconos projections per Poconos management.
Projected Calendar Year
Ending December 31,
Terminal Value
2019E [1]
2020E
2021E
Assumptions
Total Revenue
$187.3
$673.5
$745.6
$745.6
Growth %
15.6%
10.1%
10.7%
Total Operating Expenses
(142.0)
(466.0)
(509.8)
(509.8)
Corporate General & Administrative Expenses
(8.9)
(30.8)
(32.0)
(32.0)
Adjusted EBITDA
$36.4
$176.7
$203.8
$203.8
Margin %
19.4%
26.2%
27.3%
27.3%
Depreciation & Amortization
(26.6)
(90.0)
(102.3)
(109.5)
Adjusted EBIT
$9.9
$86.7
$101.5
$94.3
Taxes [2]
(4.6)
(9.8)
(11.9)
(21.2)
Unlevered Earning
$5.3
$77.0
$89.6
$73.1
Discount Rate
2.25x
2.50x
2.75x
Depreciation & Amortization
26.6
90.0
102.3
109.5
12.50%
-3.2%
-1.8%
-0.7%
Capital Expenditure
(32.6)
(104.3)
(109.5)
(109.5)
12.75%
-3.0%
-1.6%
-0.5%
Change in Net Working Capital
(6.3)
(38.1)
(22.7)
(2.9)
13.00%
-2.8%
-1.4%
-0.3%
Other Cash Flow Items [3]
10.3
15.9
11.1
0.0
13.25%
-2.6%
-1.2%
-0.1%
Unlevered Free Cash Flows
$3.2
$40.5
$70.9
$70.2
13.50%
-2.4%
-1.0%
0.1%
Present Value
PV of Terminal Value
of Cash Flows
as a Multiple of
Implied Enterprise Value
(2019 - 2021)
2021 Adjusted EBITDA
Discount Rate
2.25x
2.50x
2.75x
2.25x
2.50x
2.75x
Discount Rate
2.25x
2.50x
2.75x
12.50%
$97.1
$349.0
$387.8
$426.6
$446.1
$484.9
$523.7
12.50%
78.2%
80.0%
81.5%
12.75%
$96.8
$347.2
$385.8
$424.4
$444.0
$482.6
$521.2
12.75%
78.2%
79.9%
81.4%
13.00%
$96.5
+
$345.5
$383.8
$422.2
=
$441.9
$480.3
$518.7
13.00%
78.2%
79.9%
81.4%
13.25%
$96.2
$343.7
$381.9
$420.1
$439.9
$478.1
$516.2
13.25%
78.1%
79.9%
81.4%
13.50%
$95.9
$341.9
$379.9
$417.9
$437.8
$475.8
$513.8
13.50%
78.1%
79.8%
81.3%
Implied Perpetual
Growth Rate [4]
PV of Terminal Value
as a % of Enterprise Value

CONFIDENTIAL -
FINAL DRAFT
Discounted Cash Flow Analysis
Discounted Cash Flow Analysis –
Potential Refinancing
(dollars in millions)
Projected Calendar Year
Ending December 31,
Terminal Value
2019E [1]
2020E
2021E
Assumptions
Total Revenue
$187.3
$673.5
$745.6
$745.6
Growth %
15.6%
10.1%
10.7%
Total Operating Expenses
(142.0)
(466.0)
(509.8)
(509.8)
Corporate General & Administrative Expenses
(8.9)
(30.8)
(32.0)
(32.0)
Adjusted EBITDA
$36.4
$176.7
$203.8
$203.8
Margin %
19.4%
26.2%
27.3%
27.3%
Depreciation & Amortization
(26.6)
(90.0)
(102.3)
(109.5)
Adjusted EBIT
$9.9
$86.7
$101.5
$94.3
Taxes [2]
(4.6)
(9.8)
(11.9)
(21.2)
Unlevered Earning
$5.3
$77.0
$89.6
$73.1
Discount Rate
2.25x
2.50x
2.75x
Depreciation & Amortization
26.6
90.0
102.3
109.5
11.75%
-3.8%
-2.5%
-1.3%
Capital Expenditure
(32.6)
(104.3)
(109.5)
(109.5)
12.00%
-3.6%
-2.2%
-1.1%
Change in Net Working Capital
(6.3)
(38.1)
(22.7)
(2.9)
12.25%
-3.4%
-2.0%
-0.9%
Other Cash Flow Items [3]
10.3
15.9
11.1
0.0
12.50%
-3.2%
-1.8%
-0.7%
Unlevered Free Cash Flows
$3.2
$40.5
$70.9
$70.2
12.75%
-3.0%
-1.6%
-0.5%
Present Value
PV of Terminal Value
of Cash Flows
as a Multiple of
Implied Enterprise Value
(2019 - 2021)
2021 Adjusted EBITDA
Discount Rate
2.25x
2.50x
2.75x
2.25x
2.50x
2.75x
Discount Rate
2.25x
2.50x
2.75x
11.75%
$98.0
$354.5
$393.9
$433.2
$452.5
$491.8
$531.2
11.75%
78.3%
80.1%
81.6%
12.00%
$97.7
$352.6
$391.8
$431.0
$450.3
$489.5
$528.7
12.00%
78.3%
80.0%
81.5%
12.25%
$97.4
+
$350.8
$389.8
$428.8
=
$448.2
$487.2
$526.2
12.25%
78.3%
80.0%
81.5%
12.50%
$97.1
$349.0
$387.8
$426.6
$446.1
$484.9
$523.7
12.50%
78.2%
80.0%
81.5%
12.75%
$96.8
$347.2
$385.8
$424.4
$444.0
$482.6
$521.2
12.75%
78.2%
79.9%
81.4%
Implied Perpetual
Growth Rate [4]
PV of Terminal Value
as a % of Enterprise Value
Note:
Per
discussions
with
Poconos
management,
we
understand
that
the
Company
has
previously
been
in
negotiations
to
potentially
refinance
its
existing
term
loan
facility.
We
understand
the
probability
of
such a
refinancing taking place is low.
Note: Present values as of 9/6/19; mid-year convention applied. Refer to WACC calculation for derivation of discount rate.
1.
Represents 3.8 months of projected quarterly financial information.
2.
Projected taxes per Poconos management. Terminal year tax rate at 22.5%, per Poconos management.
3.
Reflects portion of other minor operating cash flow items not attributable to change in net working capital, per Poconos management.
4.
Implied from corresponding discount rate and 2021E Adjusted EBITDA multiple.
Source: Poconos projections per Poconos management.

Newly Added

1. Executive Summary and Selected Changes Since Prior Discussion Materials 2. Financial Analyses 3. Selected Public Market Information 4. Appendices 5. Disclaimer

CONFIDENTIAL -
FINAL DRAFT
Historical VWAPs
10
Public Market Trading Overview
(shares outstanding and dollars in millions, except per share values and where otherwise noted)
Trading Market Snapshot
1-Day
3-Day
5-Day
10-Day
15-Day
20-Day
30-Day
60-Day
90-Day
3-Month
Since
Re-
Listing
$17.20
$16.94
$16.23
$15.78
$14.81
$14.15
$14.75
$18.74
$19.30
$18.76
$19.14
(dollars per share)
1.
Per the Company's Form 10-Q for the period ended 6/30/19.
2.
Includes ~15.0 million shares outstanding as of 8/1/19. Potentially dilutive securities, including unvested stock options, unvested RSUs and outstanding warrants, are not yet exercisable or are out-of-the-money.
3.
Includes restricted cash balance of ~$2.0 million as of 6/30/19 returned to unrestricted cash and cash equivalents in August 2019 due to lower than expected payments for professional fees incurred in connection with corporate restructuring.
4.
Per Capital IQ as of 9/3/19.
5.
Reflects metric over applicable period subsequent to Poconos' corporate restructuring and re-listing on the New York Stock Exchange on 4/3/19.
6.
Per Bloomberg as of 9/3/19. Excludes computerized analysts.
7.
Per public filings
and Company releases.
8.
Excludes
from
public
float
shares
held
by
consenting
stakeholders
equitized
as
part
of
corporate
restructuring
(Värde
Partners,
Inc.;
Brigade
Capital
Management,
LP;
Highbridge
Capital
Management
LLC;
and
Whitebox
Advisors, LLC), directors, officers and other insiders.
9.
Reflects Imperial Capital estimates as of 9/3/19.
10.
VWAP based on cumulative trading activity over the designated number of trading days (based on intraday trading).
Sources: Public filings and Company releases, Capital IQ, Bloomberg and equity research.
Public Market Enterprise Value Derivation
Selected Market Information as of September 3, 2019
Closing Stock Price September 3, 2019
$17.10
10-Day Average Trading Price [4]
$15.46
Common Shares Outstanding [1]
15.0
1-Month Average Trading Price [4]
$13.89
Dilutive Shares [1] [2]
0.0
3-Month Average Trading Price [4]
$17.11
Fully Diluted Shares
15.0
All-Time High Trading Price [5]
$24.09
Market Value of Equity
$257.3
All-Time Low Trading Price [5]
$10.67
Total Debt [1]
211.1
Cash and Cash Equivalents [1] [3]
(141.1)
90-Day Average Daily Trading Volume (in shares) [4]
55,375
Public Market Enterprise Value
$327.3
% of Total Shares Outstanding
0.4%
90-Day Average Daily Trading Value [4]
$1.0
% of Market Value of Equity
0.4%
Number of Analysts Covering the Company [6]
1
Total Public Float [7] [8]
3.7
% of Total Shares Outstanding
24.7%
Implied Multiples
LTM (6/30/19) [7]
CY 2019E [9]
CY 2020E [9]
Enterprise Value / Revenue
0.6x
0.5x
0.5x
Enterprise Value / Adjusted EBITDA
2.9x
2.7x
2.5x

CONFIDENTIAL -
FINAL DRAFT
Stock Trading History
Selected Trading Prices Since Re-Listing
Source: Capital IQ as of 9/3/19.
(dollars per share)
Since the Company re-listed its shares on the New York Stock Exchange on April 3, 2019, its closing price per share has varied widely, ranging from $22.83 on May 15, 2019 to $11.33 on August 13, 2019.
Recently, the Company’s per share price has fallen significantly, reaching all-time lows subsequent to its emergence from restructuring.
However, since mid-August the share price has rebounded materially to levels slightly below the average closing price since relisting of
$18.11. As of September 3, 2019, the Company’s closing price per common stock was $17.10 per share.
$10.00
$12.50
$15.00
$17.50
$20.00
$22.50
$25.00
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Poconos Closing Stock Price
One Week Avg. Closing Price
One-Month Avg. Closing Price
Three-Month Avg. Closing Price
Average Closing Price Since Re-Listing
Low Closing Price Since Re-Listing
High Closing Price Since Re-Listing
$22.83
$11.33
$16.78
$17.10
$13.89
$17.11
$18.11

CONFIDENTIAL -
FINAL DRAFT
Relative Stock Performance
Relative Performance (Since April 3, 2019 Re-Listing)
Note: No company shown for comparative purposes is identical to Poconos.
1.
Drilling
Services
includes
Ensign
Energy
Services
Inc.;
Helmerich
&
Payne,
Inc.;
Independence
Contract
Drilling,
Inc.;
Nabors
Industries
Ltd.;
Patterson-UTI
Energy,
Inc.;
PHX
Energy
Services
Corp.;
and
Precision
Drilling Corporation.
2.
Well Services includes Basic Energy Services, Inc.; Frank’s International N.V.; Key Energy Services, Inc.; KLX Energy Services Holdings, Inc.; and Superior Energy Services.
Source: Capital IQ as of 9/3/19.
Relative Performance (Last Month)
20%
40%
60%
80%
100%
120%
140%
160%
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
-35.7%
1.1%
10.3%
-44.8%
-65.5%
60%
80%
100%
120%
140%
Aug-19
Aug-19
Aug-19
Aug-19
Aug-19
Aug-19
-10.4%
2.2%
27.6%
-16.8%
-32.8%

Poconos
Drilling Services [1]
Well Services [2]
S&P 500 Index
Oilfield Services Index (OSX)
Poconos
Drilling Services [1]
Well Services [2]
S&P 500 Index
Oilfield Services Index (OSX)

CONFIDENTIAL -
FINAL DRAFT
Since Re-Listing
Last Three Months
Last Month
Last Week
Selected Historical Trading Activity
Note: VWAP in dollars.
1.
Based on VWAP over specified period (last week, last month, last three months or since re-listing).
Source: Bloomberg as of 9/3/19.
1.4%
4.2%
2.9%
10.3%
38.3%
39.6%
3.4%
$10.00-
$12.00
$12.00-
$14.00
$14.00-
$16.00
$16.00-
$18.00
$18.00-
$20.00
$20.00-
$22.00
$22.00-
$24.00
2.3%
7.1%
4.0%
7.9%
31.9%
46.8%
0.0%
$10.00-
$12.00
$12.00-
$14.00
$14.00-
$16.00
$16.00-
$18.00
$18.00-
$20.00
$20.00-
$22.00
$22.00-
$24.00
15.5%
46.9%
24.8%
12.9%
0.0%
0.0%
0.0%
$10.00-
$12.00
$12.00-
$14.00
$14.00-
$16.00
$16.00-
$18.00
$18.00-
$20.00
$20.00-
$22.00
$22.00-
$24.00
0.0%
0.0%
60.0%
40.0%
0.0%
0.0%
0.0%
0.0%
$10.00-
$12.00
$12.00-
$14.00
$14.00-
$16.00
$16.00-
$18.00
$18.00-
$20.00
$20.00-
$22.00
$22.00-
$24.00
$24.00-
$26.00
Volume: 5.2 million
VWAP¹: $19.14
Volume: 0.1 million
VWAP¹: $16.23
Volume: 0.5 million
VWAP¹: $14.11
Volume: 3.043 million
VWAP¹: $18.76

CONFIDENTIAL -
FINAL DRAFT
Selected Float and Trading Data
Average Daily Volume¹ / Public Float
Average Daily Traded Value²
(dollars in millions)
Note: Refer to Glossary for full company names.
1.
Based on 90-day average trading volume as of 9/3/19.
2.
Based on 90-day average trading value as of 9/3/19.
Sources: Capital IQ and public filings.
Drilling Services
Well Services
Summary Statistics
4.3%
2.2%
1.4%
0.5%
0.5%
0.3%
0.1%
3.9%
3.5%
2.6%
1.0%
1.0%
1.2%
1.8%
1.5%
NBR
PTEN
HP
ICD
PD
ESI
PHX
KEG
BAS
SPN
KLXE
FI
Median
Mean
Poconos
$68.8
$44.8
$34.1
$2.2
$1.0
$0.3
$0.1
$4.5
$4.1
$3.1
$0.9
$0.6
$2.6
$13.7
$1.0
HP
PTEN
NBR
PD
ESI
ICD
PHX
FI
SPN
KLXE
BAS
KEG
Median
Mean
Poconos

■

■

"We are
following Q2 CY 2019 results…
free cash flow during the period given a relatively low capex level

"
sequentially alongside flattish revenue that outperformed more domestically
[C]ompany expects to see a significant reduction in revenues domestically, but due to offshore/
international strength, was able to reiterate CY 2019E adjusted EBITDA guidance of $120

"[The Company] emerged from restructuring at the end of Q1 CY 2019, so cleaner quarter and given company guidance is expected to generate significant growth for the [C]ompany

"The [C]ompany was able to reduce its debt significantly through the restructuring and has on the books currently

"[The Company] laid out Q2 CY 2019E and full
that was ahead of our previous expectations.

"The [C]ompany's 13.0% cost of debt on the Second Lien term loan (11.0% cash and 2.0% PIK) is significantly higher than peer companies with low debt levels, favorable metrics, and growth opportunities in place."

"
group multiple that is consistent with peers and above the sub currently trades

"
focuses on
flow in

"[The Company] ended Q1 CY 2019 with $128 million
ample liquidity for [the
[the
refinance the $210
and 2.0% PIK that would lower [the
incremental cash flows

HOULIHAN LOKEY

CONFIDENTIAL -
FINAL DRAFT
Date of Report
Recommendation
Price Target
Share Price
Comments
August 7, 2019
Outperform
$34.00
$12.37
maintaining our Outperform rating and one-year price target of $34.00 on [Poconos] shares
The strong [reported] results allowed [the Company] to generate
.”
The [C]ompany was able to generate higher-than-expected EBITDA as margins expanded
-focused peers…The
-130 million.”
July 19, 2019
Outperform
$34.00
$19.37
Q2 CY 2019E should be a
.”
ample cash
.”
May 23, 2019
Outperform
$34.00
$19.34
-year guidance on its earnings conference call on 5/8/19
Our one-year price target of $34 is based on the use of a 4.0x CY 2020E EV/adjusted EBITDA peer
-3.0x multiple where [the Company]
.”
May 9, 2019
Outperform
$25.00
$21.88
Q1
CY
2019
results
show
higher-than-expected
revenue
and
adjusted
EBITDA
as
[the
Company]
growing its Rental Tools segment, higher rig utilizations, and generating free cash
H2 CY 2019E.”
in cash and $210 million in debt that provides
Company]
to continue moving forward with its
growth initiatives. Additionally, if
Company]
is able to achieve its free cash flow aspirations in H2
2019E,
we believe it could
million
Second Lien Term Loan that carries a high interest rate of 11.0%
cash
Company]’s borrowing costs significantly and drive
.”
Selected Equity Research Analyst Observations
As of September 3, 2019, the Company is covered by a single designated equity research analyst, Imperial Capital’s Jason Wangler.
Imperial Capital currently has an Outperform rating and price target of $34.00 per share on Poconos common stock, implying a premium of ~98.8% versus the Company’s closing share price of $17.10 as of September 3, 2019.
Previously and until commencing Chapter 11 restructuring in December 2018, the Company was also covered by Macquarie Research.
Selected Post-Restructuring Imperial Capital Equity Research Commentary
1. Reflects closing share price as of applicable report date.
Sources: Bloomberg and equity research research as of 9/3/19.

1

1.
Executive Summary and Selected Changes Since Prior Discussion
Materials
2.
Financial Analyses
3.
Selected Public Market Information
4.
Appendices
Weighted Average Cost of Capital Calculations
Illustrative Summary of Selected Implied Premiums Paid Observations
Glossary of Selected Terms
5.
Disclaimer

1.
Executive Summary and Selected Changes Since Prior Discussion
Materials
2.
Financial Analyses
3.
Selected Public Market Information
4.
Appendices
Weighted Average Cost of Capital Calculations
Illustrative Summary of Selected Implied Premiums Paid Observations
Glossary of Selected Terms
5.
Disclaimer

CONFIDENTIAL -
FINAL DRAFT
Weighted Average Cost of Capital Calculations
Note: No company used in this calculation for comparative purposes is identical to Poconos.
1.
Total Cap refers to total capitalization, which equals Equity Market Value + Total Debt + Pfd. Stock.
2.
Total Debt refers to total debt amount based on most recent public filings as of 9/3/19.
3.
Dd refers to Implied Tax-Deductible Debt, which equals the lesser of (a) 30% of Adjusted Taxable Income/Cost of Debt, or (b) Total Debt. LTM Adjusted EBITDA, based on most recent public filings as of 9/3/19, is assumed to be a valid proxy for Adjusted Taxable Income for the selected companies.
4.
Dnd refers to Implied Non-Tax-Deductible Debt, which equals Total Debt minus Dd.
5.
Equity Market Value based on closing price on 9/3/19 and on diluted shares as of 9/3/19.
6.
Pfd. Stock refers to preferred stock, which is the amount as stated in most recent public filings as of 9/3/19.
7.
Enterprise Value adjusted for market value of debt as of 9/3/19. Untraded debt or debt for which pricing information was unavailable was not adjusted.
8.
Based on publicly available information and market data as of 9/3/19.
Sources: Bloomberg and Capital IQ.

Total Debt to
Dd to
Dnd to
Total Debt to
Dd to Equity
Dnd to Equity
Pfd. Stock to
Equity Market
Pfd. Stock to
Total Cap
Total Cap
Total Cap
Equity Market
Market Value
Market Value
Total Cap
Value to Total
Equity Market
[1][2]
[1][3]
[1][4]
Value [2][5]
[3][5]
[4][5]
[1][6]
Cap [1][5]
Value [5][6]
Drilling Services
Ensign Energy Services Inc.
77.4%
#
72.0%
#
5.4%
#
343.4%
#
319.3%
#
24.1%
#
0.0%
#
22.6%
#
0.0%
Helmerich & Payne, Inc.
10.9%
#
10.9%
#
0.0%
#
12.2%
#
12.2%
#
0.0%
#
0.0%
#
89.1%
#
0.0%
Independence Contract Drilling, Inc.
62.2%
#
62.2%
#
0.0%
#
164.4%
#
164.4%
#
0.0%
#
0.0%
#
37.8%
#
0.0%
Nabors Industries Ltd. [7]
83.2%
#
83.2%
#
0.0%
#
496.0%
#
496.0%
#
0.0%
#
0.0%
#
16.8%
#
0.0%
Patterson-UTI Energy, Inc.
39.2%
#
39.2%
#
0.0%
#
64.4%
#
64.4%
#
0.0%
#
0.0%
#
60.8%
#
0.0%
PHX Energy Services Corp.
12.3%
#
12.3%
#
0.0%
#
14.1%
#
14.1%
#
0.0%
#
0.0%
#
87.7%
#
0.0%
Precision Drilling Corporation [7]
74.4%
#
74.4%
#
0.0%
#
290.5%
#
290.5%
#
0.0%
#
0.0%
#
25.6%
#
0.0%
25th Percentile
25.7%
25.7%
0.0%
39.2%
39.2%
0.0%
0.0%
24.1%
0.0%
Median
62.2%
62.2%
0.0%
164.4%
164.4%
0.0%
0.0%
37.8%
0.0%
Mean
51.4%
50.6%
0.8%
197.8%
194.4%
3.4%
0.0%
48.6%
0.0%
75th Percentile
75.9%
73.2%
0.0%
316.9%
304.9%
0.0%
0.0%
74.3%
0.0%
Well Services
Basic Energy Services, Inc. [7]
88.0%
#
42.2%
#
45.9%
#
735.5%
#
352.2%
#
383.2%
#
0.0%
#
12.0%
#
0.0%
Frank's International N.V.
0.2%
#
0.2%
#
0.0%
#
0.2%
#
0.2%
#
0.0%
#
0.0%
#
99.8%
#
0.0%
Key Energy Services, Inc.
91.9%
#
8.0%
#
83.8%
#
1132.0%#
99.0%
#
1033.0%#
0.0%
#
8.1%
#
0.0%
KLX Energy Services Holdings, Inc.
48.7%
#
48.7%
#
0.0%
#
95.0%
#
95.0%
#
0.0%
#
0.0%
#
51.3%
#
0.0%
Superior Energy Services, Inc. [7]
94.8%
#
94.8%
#
0.0%
#
1837.3%#
1837.3%
#
0.0%
#
0.0%
#
5.2%
#
0.0%
25th Percentile
48.7%
8.0%
0.0%
95.0%
95.0%
0.0%
0.0%
8.1%
0.0%
Median
88.0%
42.2%
0.0%
735.5%
99.0%
0.0%
0.0%
12.0%
0.0%
Mean
64.7%
38.8%
25.9%
760.0%
476.7%
283.3%
0.0%
35.3%
0.0%
75th Percentile
91.9%
48.7%
45.9%
1132.0%
352.2%
383.2%
0.0%
51.3%
0.0%
All Selected Companies
25th Percentile
32.4%
12.0%
0.0%
51.8%
51.8%
0.0%
0.0%
15.6%
0.0%
Median
68.3%
45.4%
0.0%
227.4%
131.7%
0.0%
0.0%
31.7%
0.0%
Mean
56.9%
45.7%
11.3%
432.1%
312.0%
120.0%
0.0%
43.1%
0.0%
75th Percentile
84.4%
72.6%
1.4%
555.9%
327.5%
6.0%
0.0%
67.6%
0.0%
Poconos [8]
45.1%
45.1%
0.0%
82.1%
82.1%
0.0%
0.0%
54.9%
0.0%

CONFIDENTIAL -
FINAL DRAFT
Weighted Average Cost of Capital Calculations
(cont.)
Note: No company used in this calculation for comparative purposes is identical to Poconos.
1.
Based on actual levered beta per Bloomberg 5-year weekly as of 9/3/19.
2.
Unlevered
Beta
=
Levered
Beta/(1
+
((1
–
tax
rate)
*
Dd
to
Equity
Market
Value)
+
(Dnd
to
Equity
Market
Value)
+
(Pfd.
Stock
to
Equity
Market
Value)).
3.
Based on review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply-side and demand-side models and other materials.
4.
Duff & Phelps Cost of Capital Navigator ("Navigator").
5.
Cost of Equity = Risk-Free Rate of Return + (Levered Beta * Equity Risk Premium) + Size Premium.  Risk-Free Rate of Return as of 9/3/19, based on 20-year U.S. Treasury Bond Yield.
6.
Based on selected company weighted average interest rate per most recent public filings as of 9/3/19.
7.
Based on selected company weighted average preferred dividend per most recent public filings 9/3/19.
8.
Enterprise Value adjusted for market value of debt as of 9/3/19. Untraded debt or debt for which pricing information was unavailable was not adjusted.
9.
Based on publicly available information and market data as of 9/3/19.
*   Excluded from low, high, median and mean data.
Sources: Bloomberg and Capital IQ.

Debt
Levered
Unlevered
Equity Risk
Size
Cost of
Cost of
Cost of Pfd.
Beta [5]
Beta [1]
Beta [2]
Premium [3]
Premium [4]
Equity [5]
Debt [6]
Stock [7]
WACC
Drilling Services
Ensign Energy Services Inc.
Input
1.55
#
0.42
#
6.00%
2.46%
13.5%
#
7.6%
#
NA
NA
7.7%
Helmerich & Payne, Inc.
Input
1.41
#
1.29
#
6.00%
1.28%
11.5%
#
4.7%
#
NA
NA
10.6%
Independence Contract Drilling, Inc.
Input
1.52
#
0.67
#
6.00%
5.22%
16.1%
#
9.6%
#
NA
NA
10.7%
Nabors Industries Ltd. [8]
Input
1.97
#
0.41
#
6.00%
2.46%
16.1%
#
4.5%
#
6.0%
#
5.6%
Patterson-UTI Energy, Inc.
Input
1.65
#
1.10
#
6.00%
1.58%
13.3%
#
4.3%
#
NA
NA
9.4%
PHX Energy Services Corp.
Input
2.53
#
2.28
#
6.00%
5.22%
22.2%
#
NA
NA
NA
NA
NA
Precision Drilling Corporation [8]
Input
2.69
#
0.84
#
6.00%
2.46%
20.3%
#
6.7%
#
NA
NA
9.1%
25th Percentile
1.54
0.54
13.4%
4.5%
6.0%
8.1%
Median
1.65
0.84
16.1%
5.7%
6.0%
9.2%
Mean
1.90
1.00
16.1%
6.2%
6.0%
8.9%
75th Percentile
2.25
1.20
18.2%
7.4%
6.0%
10.3%
Well Services
Basic Energy Services, Inc. [8]
Input
2.14
#
0.28
*
6.00%
5.22%
19.9%
#
10.4%
#
NA
NA
10.5%
Frank's International N.V.
Input
1.46
#
1.46
*
6.00%
1.80%
12.3%
#
3.9%
#
NA
NA
12.3%
Key Energy Services, Inc.
Input
2.79
#
0.23
*
6.00%
5.22%
23.7%
#
12.4%
#
NA
NA
13.1%
KLX Energy Services Holdings, Inc.
Input
0.90
#
0.52
*
6.00%
5.22%
12.4%
#
11.5%
#
NA
NA
10.7%
Superior Energy Services, Inc. [8]
Input
2.29
#
0.15
*
6.00%
5.22%
20.7%
#
7.4%
#
NA
NA
6.5%
25th Percentile
1.46
NA
12.4%
7.4%
NA
10.5%
Median
2.14
NA
19.9%
10.4%
NA
10.7%
Mean
1.92
NA
17.8%
9.1%
NA
10.6%
75th Percentile
2.29
NA
20.7%
11.5%
NA
12.3%
All Selected Companies
25th Percentile
1.51
0.54
13.1%
4.6%
6.0%
8.4%
Median
1.81
0.84
16.1%
7.4%
6.0%
10.5%
Mean
1.91
1.00
16.8%
7.5%
6.0%
9.7%
75th Percentile
2.35
1.20
20.4%
10.0%
6.0%
10.7%
Poconos [9]
NMF
NMF
6.00%
5.22%
NMF
13.0%
NA
NMF

CONFIDENTIAL -
FINAL DRAFT
Weighted Average Cost of Capital Calculations (cont.)
Existing Capital Structure
(dollars in millions)
1.
Risk-Free Rate of Return as of 9/3/19, based on 20-year U.S. Treasury Bond Yield.
2.
Based on a review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply side and demand side models and other materials.
3.
Navigator.
4.
Forward tax rate, per Poconos management.
5.
Poconos LTM Adjusted EBITDA is assumed to be a valid proxy for Poconos Adjusted Taxable Income.
6.
Poconos Total Debt refers to total debt amount of Poconos as of 9/3/19.
7.
Poconos Dd refers to Implied Tax-Deductible Debt of Poconos, which equals the lesser of (a) 30% of Poconos Adjusted Taxable Income/Cost of Debt, or (b) Poconos Total Debt. Based on Capital Structure
Assumptions.
8.
Poconos Dnd refers to Implied Non-Tax-Deductible Debt of Poconos, which equals Poconos Total Debt minus Poconos Dd.
9.
Based on capital structure resulting from Poconos' (i) actual Total Debt as of 9/3/19 and (ii) average of implied total equity value midpoints resulting from Selected Companies Analysis valuation approaches. No preferred stock outstanding.
10.
Based on Poconos' Dd and Dnd and the Capital Structure Assumptions regarding Total Debt to Total Capitalization and Equity Market Value to Total Capitalization.
11.
Based on Poconos' actual cost of debt and cost of preferred stock as of 9/3/19.
12.
Based on review and selection of 75th percentile of selected companies’ unlevered betas listed on Weighted Average Cost of Capital Calculation (cont.) page.
13.
Computed
Levered
Beta
=
Selected
Unlevered
Beta
*
(1
+
((1
–
Tax
Rate)
*
Dd
to
Equity
Market
Value)
+
(Dnd
to
Equity
Market
Value)
+
(Preferred
Stock
to
Equity
Market
Value)).
Based
on
Market
and
Capital
Structure Assumptions.
14.
Cost of Equity = Risk-Free Rate of Return + (Computed Levered Beta * Equity Risk Premium) + Size Premium. Based on Market Assumptions.
Sources: Bloomberg, Capital IQ and Poconos management.

Market
Capital Structure
Cost of Equity for
Assumptions
Assumptions
Computed WACC
Risk-Free Rate of Return [1]
1.77%
Poconos Adjusted Taxable Income [5]
$111.0
Selected Unlevered Beta [12]
1.20
Equity Risk Premium [2]
6.00%
Poconos Total Debt [6]
$211.1
Computed Levered Beta [13]
1.75
Size Premium [3]
2.46%
Poconos Dd [7]
$211.1
Cost of Equity [14]
14.7%
Tax Rate [4]
22.50%
Poconos Dnd [8]
$0.0
Total Debt to Total Capitalization [9]
37.5%
Dd to Total Capitalization [10]
37.5%
Dnd to Total Capitalization [10]
0.0%
Total Debt to Equity Market Value
59.9%
Dd to Equity Market Value [10]
59.9%
Dnd to Equity Market Value [10]
0.0%
Preferred Stock to Total Capitalization [9]
0.0%
Equity Market Value to Total Capitalization [9]
62.5%
Preferred Stock to Equity Market Value
0.0%
Cost of Debt [11]
13.0%
Cost of Preferred Stock [11]
NA
Computed Weighted Average Cost of Capital
13.0%
Selected Weighted Average Cost of Capital Range
12.5%
--
13.5%

CONFIDENTIAL -
FINAL DRAFT
Weighted Average Cost of Capital Calculations (cont.)
Potential Refinancing –
Counterparty Offer
(dollars in millions)
Note: Per discussions with Poconos management, we understand that the Company has previously been in negotiations to potentially refinance its existing term loan facility. We understand the probability of such a refinancing taking place is low.
1.
Risk-Free Rate of Return as of 9/3/19, based on 20-year U.S. Treasury Bond Yield.
2.
Based on a review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply side and demand side models and other materials.
3.
Navigator.
4.
Forward tax rate, per Poconos management.
5.
Poconos LTM Adjusted EBITDA is assumed to be a valid proxy for Poconos Adjusted Taxable Income.
6.
Poconos Total Debt refers to total debt amount of Poconos as of 9/3/19, adjusted for forecasted net reduction in debt balance of $46.1 million associated with counterparty offer.
7.
Poconos Dd refers to Implied Tax-Deductible Debt of Poconos, which equals the lesser of (a) 30% of Poconos Adjusted Taxable Income/Cost of Debt, or (b) Poconos Total Debt. Based on Capital Structure
Assumptions.
8.
Poconos Dnd refers to Implied Non-Tax-Deductible Debt of Poconos, which equals Poconos Total Debt minus Poconos Dd.
9.
Based on capital structure resulting from Poconos' (i) actual Total Debt as of 9/3/19, adjusted for forecasted reduction in debt balance of $46.1 million associated with counterparty offer and (ii) average of implied total equity value midpoints resulting from Selected Companies Analysis valuation approaches, adjusted for forecasted net reduction in  cash and cash equivalents of $4.2 million. No preferred stock outstanding.
10.
Based on Poconos' Dd and Dnd and the Capital Structure Assumptions regarding Total Debt to Total Capitalization and Equity Market Value to Total Capitalization.
11.
Based on Poconos' implied cost of debt resulting from counterparty offer and cost of preferred stock as of 9/3/19. Implied cost of debt represents yield to maturity given (i) facility size of $165.0 million, (ii) 5-year maturity,
(iii)
3.0%
OID,
(iv)
quarterly
amortization
of
1.0%,
(v)
quarterly
coupon
of
Libor
+
8.75%
(subject
to
2.0%
floor)
and
(vi)
retirement
of
existing
term
loan
facility
at
102.0%.
12.
Based on review and selection of 75th percentile of selected companies’ unlevered betas listed on Weighted Average Cost of Capital Calculation (cont.) page.
13.
Computed
Levered
Beta
=
Selected
Unlevered
Beta
*
(1
+
((1
–
Tax
Rate)
*
Dd
to
Equity
Market
Value)
+
(Dnd
to
Equity
Market
Value)
+
(Preferred
Stock
to
Equity
Market
Value)).
Based
on
Market
and
Capital
Structure Assumptions.
14.
Cost of Equity = Risk-Free Rate of Return + (Computed Levered Beta * Equity Risk Premium) + Size Premium. Based on Market Assumptions.
Sources: Bloomberg, Capital IQ and Poconos management.
Newly Added

Market
Capital Structure
Cost of Equity for
Assumptions
Assumptions
Computed WACC
Risk-Free Rate of Return [1]
1.77%
Poconos Adjusted Taxable Income [5]
$111.0
Selected Unlevered Beta [12]
1.20
Equity Risk Premium [2]
6.00%
Poconos Total Debt [6]
$165.0
Computed Levered Beta [13]
1.64
Size Premium [3]
2.46%
Poconos Dd [7]
$165.0
Cost of Equity [14]
14.0%
Tax Rate [4]
22.50%
Poconos Dnd [8]
$0.0
Total Debt to Total Capitalization [9]
32.1%
Dd to Total Capitalization [10]
32.1%
Dnd to Total Capitalization [10]
0.0%
Total Debt to Equity Market Value
47.4%
Dd to Equity Market Value [10]
47.4%
Dnd to Equity Market Value [10]
0.0%
Preferred Stock to Total Capitalization [9]
0.0%
Equity Market Value to Total Capitalization [9]
67.9%
Preferred Stock to Equity Market Value
0.0%
Cost of Debt [11]
12.2%
Cost of Preferred Stock [11]
NA
Computed
Weighted
Average
Cost
of
Capital
-
Counterparty
Offer
12.6%

CONFIDENTIAL -
FINAL DRAFT
Weighted Average Cost of Capital Calculations (cont.)
Potential Refinancing –
Company Management Counter
(dollars in millions)
Note:
Per
discussions
with
Poconos
management,
we
understand
that
the
Company
has
previously
been
in
negotiations
to
potentially
refinance
its
existing
term
loan
facility.
We
understand
the
probability
of
such
a
refinancing taking place is low.
1.
Risk-Free Rate of Return as of 9/3/19, based on 20-year U.S. Treasury Bond Yield.
2.
Based on a review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply side and demand side models and other materials.
3.
Navigator.
4.
Forward tax rate, per Poconos management.
5.
Poconos LTM Adjusted EBITDA is assumed to be a valid proxy for Poconos Adjusted Taxable Income.
6.
Poconos Total Debt refers to total debt amount of Poconos as of 9/3/19, adjusted for forecasted reduction in debt balance of $31.1 million associated with Company management counteroffer.
7.
Poconos Dd refers to Implied Tax-Deductible Debt of Poconos, which equals the lesser of (a) 30% of Poconos Adjusted Taxable Income/Cost of Debt, or (b) Poconos Total Debt. Based on Capital Structure
Assumptions.
8.
Poconos Dnd refers to Implied Non-Tax-Deductible Debt of Poconos, which equals Poconos Total Debt minus Poconos Dd.
9.
Based on capital structure resulting from Poconos' (i) actual Total Debt as of 9/3/19, adjusted for forecasted reduction in debt balance of $31.1 million associated with Company management counteroffer and (ii)
average of implied total equity value midpoints resulting from Selected Companies Analysis valuation approaches. No preferred stock outstanding.
10.
Based on Poconos' Dd and Dnd and the Capital Structure Assumptions regarding Total Debt to Total Capitalization and Equity Market Value to Total Capitalization.
11.
Based on Poconos' implied cost of debt resulting from Company management counteroffer and cost of preferred stock as of 9/3/19. Implied cost of debt represents yield to maturity given (i) facility size of $180.0 million, (ii) 5-year maturity, (iii) 1.0% OID, (iv) quarterly amortization of 1.0%, (v) quarterly coupon of Libor + 7.25% (subject to 2.0% floor) and (vi) retirement of existing term loan facility at par.
12.
Based on review and selection of 75th percentile of selected companies’ unlevered betas listed on Weighted Average Cost of Capital Calculation (cont.) page.
13.
Computed
Levered
Beta
=
Selected
Unlevered
Beta
*
(1
+
((1
–
Tax
Rate)
*
Dd
to
Equity
Market
Value)
+
(Dnd
to
Equity
Market
Value)
+
(Preferred
Stock
to
Equity
Market
Value)).
Based
on
Market
and
Capital
Structure Assumptions.
14.
Cost of Equity = Risk-Free Rate of Return + (Computed Levered Beta * Equity Risk Premium) + Size Premium. Based on Market Assumptions.
Sources: Bloomberg, Capital IQ and Poconos management.
Newly Added

Market
Capital Structure
Cost of Equity for
Assumptions
Assumptions
Computed WACC
Risk-Free Rate of Return [1]
1.77%
Poconos Adjusted Taxable Income [5]
$111.0
Selected Unlevered Beta [12]
1.20
Equity Risk Premium [2]
6.00%
Poconos Total Debt [6]
$180.0
Computed Levered Beta [13]
1.67
Size Premium [3]
2.46%
Poconos Dd [7]
$180.0
Cost of Equity [14]
14.2%
Tax Rate [4]
22.50%
Poconos Dnd [8]
$0.0
Total Debt to Total Capitalization [9]
33.8%
Dd to Total Capitalization [10]
33.8%
Dnd to Total Capitalization [10]
0.0%
Total Debt to Equity Market Value
51.1%
Dd to Equity Market Value [10]
51.1%
Dnd to Equity Market Value [10]
0.0%
Preferred Stock to Total Capitalization [9]
0.0%
Equity Market Value to Total Capitalization [9]
66.2%
Preferred Stock to Equity Market Value
0.0%
Cost of Debt [11]
9.9%
Cost of Preferred Stock [11]
NA
Computed
Weighted
Average
Cost
of
Capital
-
Company
Management
Counteroffer
12.0%

CONFIDENTIAL -
FINAL DRAFT
Weighted Average Cost of Capital Calculations (cont.)
Potential Refinancing –
Concluded Selected Weighted Average Cost of Capital
Note:
Per
discussions
with
Poconos
management,
we
understand
that
the
Company
has
previously
been
in
negotiations
to
potentially
refinance
its
existing
term
loan
facility.
We
understand
the
probability
of
such
a
refinancing taking place is low.
Note: See immediately preceding pages for derivations of computed weighted average cost of capital figures.
Sources: Bloomberg, Capital IQ and Poconos management.
Newly Added

Computed Weighted Average Cost of Capital -
Counterparty Offer
12.6%
Computed Weighted Average Cost of Capital -
Company Management Counteroffer
12.0%
Average Computed Weighted Average Cost of Capital -
Potential Refinancing
12.3%
Selected Weighted Average Cost of Capital Range -
Potential Refinancing
11.75%
--
12.75%

1.
Executive Summary and Selected Changes Since Prior Discussion
Materials
2.
Financial Analyses
3.
Selected Public Market Information
4.
Appendices
Weighted Average Cost of Capital Calculations
Illustrative Summary of Selected Implied Premiums Paid Observations
Glossary of Selected Terms
5.
Disclaimer

CONFIDENTIAL -
FINAL DRAFT
Summary of Selected Implied Premiums Paid Observations
1.
Based
on
twelve-month
lookback
of
applicable
unaffected
implied
premiums,
per
Mergerstat
Q1
2019
Control
Premium
Study.
2.
Based on one-day implied premiums, per Capital IQ and public filings.
Sources: Mergerstat, Capital IQ and public filings.
42.0%
62.9%
29.7%
45.3%
15.2%
26.2%
17.7%
32.2%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
Oil and Gas Extraction
Transactions [1]
All Domestic and
International
Transactions [1]
Selected
Transactions [2]
Selected Public OFS
Transactions [2]
Mean
Median
Based on reviewed transactions, median implied premiums paid range from 15.2% to 32.2% depending on transaction characteristics while mean implied premiums among reviewed transactions are somewhat higher, ranging from 29.7% to 62.9%
High: 287.1%
High: 6,900.0%
High: 89.8%
High: 287.1%

1.
Executive Summary and Selected Changes Since Prior Discussion
Materials
2.
Financial Analyses
3.
Selected Public Market Information
4.
Appendices
Weighted Average Cost of Capital Calculations
Illustrative Summary of Selected Implied Premiums Paid Observations
Glossary of Selected Terms
5.
Disclaimer

CONFIDENTIAL -
FINAL DRAFT
Glossary of Selected Terms
Definition
Description
Adjusted EBITDA
Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-
recurring items
Adjusted EBIT
Adjusted EBIT refers to Earnings Before Interest and Taxes, adjusted for certain non-recurring items
BAS
Basic Energy Services, Inc.
CAGR
Compound Annual Growth Rate
CapEx
Capital Expenditures
CY
Calendar Year
E
Estimated
EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization
ESI
Ensign Energy Services Inc.
EV
Enterprise Value
FI
Frank's International N.V.
HP
Helmerich & Payne, Inc.
ICD
Independence Contract Drilling, Inc.
KEG
Key Energy Services, Inc.
KLXE
KLX Energy Services Holdings, Inc.
LTM
The most recently completed 12-month period for which financial information has been made public, other than for
Poconos, in which case LTM refers to Latest 12 Months
NA
Not available

CONFIDENTIAL -
FINAL DRAFT
Glossary of Selected Terms (cont.)
Definition
Description
NBR
Nabors Industries Ltd.
NMF
Not meaningful figure
OID
Original
Issue Discount
PD
Precision Drilling Corporation
PHX
PHX Energy Services Corp.
PTEN
Patterson-UTI Energy, Inc.
PV
Present Value
SPN
Superior Energy Services, Inc.
VWAP
Volume-Weighted Average Price
WACC
Weighted Average Cost of Capital

1. Executive Summary and Selected Changes Since Prior Discussion Materials 2. Financial Analyses 3. Selected Public Market Information 4. Appendices 5. Disclaimer

CONFIDENTIAL -
FINAL DRAFT
Disclaimer

This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the “materials”), are provided solely for the information of the
Finance and Strategic Planning Committee (the “Committee”) of the Board of Directors (the “Board”) of Poconos (the “Company”) by Houlihan Lokey in connection with the Committee’s consideration of a series of potential transactions (the “Stock Splits”) involving the Company. This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such defined terms have been given different meanings elsewhere in the materials.
The materials are for discussion purposes only. Houlihan Lokey expressly disclaims any and all liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with the materials. The materials were prepared for specific persons familiar with the business and affairs of the Company for use in a specific context and were not prepared with a view to public disclosure or to conform with any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and none of the Committee, the Company or
Houlihan Lokey takes any responsibility for the use of the materials by persons other than the Committee. The materials are provided on a confidential basis solely for the information of the Committee and may not be disclosed, summarized, reproduced, disseminated or quoted or otherwise referred to, in whole or in part, without Houlihan Lokey’s express prior written consent.
Notwithstanding any other provision herein, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of any transaction and all materials of any kind (including opinions or other tax analyses, if any) that are provided to the Company relating to such tax treatment and structure. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. income or franchise tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. income or franchise tax treatment of the transaction. If the Company plans to disclose information pursuant to the first sentence of this paragraph, the Company shall inform those to whom it discloses any such information that they may not rely upon such information for any purpose without Houlihan
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The materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information available to Houlihan Lokey as of, the date of the materials. Although subsequent developments may affect the contents of the materials, Houlihan Lokey has not undertaken, and is under no obligation, to update, revise or reaffirm the materials. The materials are not intended to provide the sole basis for evaluation of the Stock Splits and do not purport to contain all information that may be required. The materials do not address the underlying business decision of the Company, the Board, the Committee or any other party to proceed with or effect the Stock Splits, or the relative merits of the Stock Splits as compared to any alternative business strategies or transactions that might be available for the Company or any other party. The materials do not constitute any opinion, nor do the materials constitute a recommendation to the Committee, the
Board, the Company, any security holder of the Company or any other party as to how to vote or act with respect to any matter relating to the Stock Splits or otherwise or whether to buy or sell any
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employed and the adaption and application of these methods to the unique facts and circumstances presented and, therefore, is not readily susceptible to partial analysis or summary description.
Furthermore, Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each
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the analyses contained in the materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considering all analyses and factors could create a misleading or incomplete view. The materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the participants in the Stock Splits. Any estimates of value contained in the materials are not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable. Any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which any assets, businesses or securities may actually be sold. The materials do not constitute a valuation opinion or credit rating. The materials do not address the fairness of any portion
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or liabilities (contingent or otherwise) of the Company or any other party and has no obligation to evaluate the solvency of the Company or any other party under any law.

CONFIDENTIAL -
FINAL DRAFT
Disclaimer (cont.)

All budgets, projections, estimates, financial analyses, reports and other information with respect to operations (including estimates of potential cost savings and expenses)
reflected in the materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyses, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates (including, without limitation, estimates of potential cost savings and synergies) contained in the materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with respect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based.  The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and
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